Exhibit 7(b)(iv)

Amendment No. 5

to The Automatic Reinsurance Agreement dated July 1, 2007 ("Agreement") between
The Lincoln National Life Insurance Company ("Company") and
Swiss Re Life & Health America. Inc . ("Reinsurer") This Amendment shall be effective February 18, 2019

WHEREAS, the Company and the Reinsurer entered into the Agreement effective July 1, 2007, whereby the Company agreed to cede and the Reinsurer agreed to accept the Company's SmartSecurity® Advantage - 1 Year Automatic Reset, Single and Joint Life, with Lifetime Withdrawals Rider under certain Investment Requirements as more specifically described in Exhibit A-2 of the Agreement;

WHEREAS, the Company wishes to modify such Investment Requirements and pursuant to Section d) of Article 2.1 “Automatic Reinsurance” of the Agreement, hereby seeks consent for such modifications of the Investment Requirements from the Reinsurer;

WHEREAS, the Reinsurer is willing to give such consent pursuant to Article 2.1, Section d) of the Agreement for the modifications to the Investment Requirements;

NOWTHEREFORE, in consideration of these premises and the mutual covenants contained herein, the Company and the Reinsurer agree to the following:

Effective February 18, 2019, the Company and the Reinsurer agree to replace Exhibit A-2 in its entirety with the Exhibit A-2 attached hereto.

All terms, provisions and conditions of this Agreement that do not conflict with the terms of this Amendment shall continue unchanged.

The Lincoln National Life Insurance Company

By:            /s/ Kris Kattman                                       By:            /s/ Craig DeAlmeida
Title:          VP                                                                              Title:            AVP
Date:      9 April 2019                                                    Date:           9 April 2019
Place:      Greensboro, NC                                  Place:          Greensboro, NC

Swiss Re Life & Health America, Inc.

By:            /s/ Kyle Bauer                                           By:            /s/ Joseph Lapen
Title:            SVP                                                                     Title:            SVP
Date:            4/2/2019                                                      Date:            April 2, 2019
Place:           Armonk, NY                                       Place:            Armonk, NY

Exhibit A-2
(As of February 18, 2019)

American Legacy Investment Portfolios
American Funds Insurance Series®, advised by Capital Research and Management Company
	Asset Allocation Fund (Class 2)
	Blue Chip Income and Growth Fund (Class 2)
	Bond Fund (Class 2)
	Capital Income Builder® (Class 4)
	Global Balanced FundSM (Class 2)
	Global Bond Fund (Class 2)
	Global Growth and Income Fund (Class 2)
	Global Growth Fund (Class 2)
	Global Small Capitalization Fund (Class 2)
	Growth Fund (Class 2)
	Growth-Income Fund (Class 2)
	High-Income Bond Fund (Class 2)
	International Fund (Class 2)
	International Growth and Income FundSM (Class 2)
	Managed Risk Asset Allocation FundSM (Class P2)
	Managed Risk Blue Chip Income and Growth FundSM (Class P2)
	Managed Risk Growth FundSM (Class P2)
	Managed Risk Growth-Income FundSM (Class P2)
	Managed Risk International FundSM (Class P2)
	Mortgage FundSM (Class 2)
	New World Fund® (Class 2)
	U.S. Government/AAA-Rated Securities Fund (Class 2)
	Ultra-Short Bond Fund (Class 2)

American Funds Insurance Series® - Portfolio SeriesSM, advised by Capital Research and Management Company
	Global Growth PortfolioSM (Class 2)
	Growth and Income PortfolioSM (Class 2)
	Managed Risk Global Allocation PortfolioSM (Class P2)
	Managed Risk Growth and Income PortfolioSM (Class P2)
	Managed Risk Growth PortfolioSM (Class P2)

Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
	LVIP American Balanced Allocation Fund (Service Class)
	LVIP American Global Balanced Allocation Managed Risk Fund (Service Class)
	LVIP American Global Growth Allocation Managed Risk Fund (Service Class)
	LVIP American Growth Allocation Fund (Service Class)
	LVIP American Income Allocation Fund (Service Class)
	LVIP American Preservation Fund (Service Class)

Asset Allocation Investment Models

American Legacy Fundamental Growth Model Investment objective: Long-term growth of capital.
Investment strategy: The model invests approximately 90% in eight equity sub-accounts and 10% in two fixed income sub-accounts.

American Legacy Fundamental Growth and Income Model
Investment objective: A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Investment strategy: The model invests approximately 80% in eight equity sub-accounts and 20% in four fixed income sub-accounts.

American Legacy Fundamental Balanced Model
Investment objective: A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
Investment strategy: The model invests approximately 60% in seven equity sub-accounts and 40% in four fixed income sub-accounts.

American Legacy Fundamental Income Model
Investment objective: A high level of current income with some consideration given to growth of capital.
Investment strategy:  The model invests approximately 40% in six equity sub-accounts and 60% in three fixed income sub-accounts.

Owners participating in these models must have 100% of their contract value allocated to a single model and must participate in the quarterly rebalancing program. These asset allocation models invest in the underlying investment portfolios of the American Legacy contract. The asset allocation is set at contract issue and cannot be changed by Lincoln, however the contract owner may terminate a model and re-allocate their contract value among any of the investment options under the contract.

American Legacy - Investment Requirements - Option 1

Investment Requirements will be enforced as of June 30, 2009. Note: It is acknowledged and understood that an initial notification was sent to contract owners in their first quarter statements and in the May 1, 2009 product prospectus. The decision to enforce these Investment Requirements is based on the sub-account investments of the contract owners who have these riders and market conditions.

No more than 35% of the contract value can be invested in the following sub-accounts ("Limited sub-accounts"):
	Capital Income Builder®
	Global Growth and Income Fund
	Global Growth Fund
	Global Growth PortfolioSM
	Global Small Capitalization Fund
	High-Income Bond Fund
	International Fund
	International Growth and Income FundSM
	New World Fund®
All other variable sub-accounts will be referred to as "Non-Limited sub-accounts".

American Legacy - Investment Requirements-Option 3

Total investment for all sub-accounts within the group must comply with the specified minimum or maximum percentages for that group.

At this time, the sub-account groups are as follows:

Group 1
Investments must be at least 30% of contract value
	Bond Fund
	Global Bond Fund
	Mortgage FundSM
	U.S. Government/AAA-Rated Securities Fund
	LVIP American Preservation Fund

Group 2
Investments cannot exceed 70% of contract value
All other funds except as described below.

Group 3
Investments cannot exceed 10% of contract value
No sub-accounts at this time.
As an alternative, to satisfy Investment Requirements, 100% of the contract value may be allocated among the sub-accounts listed below. If less than 100% of contract value is allocated among these sub-accounts, then the sub-accounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining sub-accounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.

	American Funds Asset Allocation Fund
	American Funds Bond Fund
	American Funds Global Balanced FundSM
	American Funds Global Bond Fund
	American Funds Managed Risk Asset Allocation FundSM
	American Funds Managed Risk Global Allocation PortfolioSM
	American Funds Managed Risk Growth and Income PortfolioSM
	American Funds Managed Risk Growth PortfolioSM
	American Funds Mortgage FundSM
	American Funds U.S. Government/AAA-Rated Securities Fund
	LVIP American Balanced Allocation Fund
	LVIP American Growth Allocation Fund
	LVIP American Income Allocation Fund
	LVIP American Preservation Fund
	LVIP American Global Balanced Allocation Managed Risk Fund
	LVIP American Global Growth Allocation Managed Risk Fund

To satisfy these Investment Requirements, contract value may be allocated in accordance with certain asset allocation models depending on contract issue date (currently 100% of the contract.)
Value can be allocated to one of the following models: American Legacy Fundamental Equity Growth Model, American Legacy Fundamental Balanced Model, or American Legacy Fundamental Income Model.
ChoicePlus Assurance
Available Investment Portfolios
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
	Invesco V.I. Equally-Weighted S&P 500 Fund (Series II Shares)
	Invesco V.I. International Growth Fund (Series II Shares)

AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
	AB VPS Global Thematic Growth Portfolio (Class B)
	AB VPS Small/Mid Cap Value Portfolio (Class B)

ALPS Variable Investment Trust, advised by ALPS Advisors, Inc.
	ALPS/Stadion Core ETF Portfolio (Class III)

American Century Variable Portfolios, Inc., advised by American Century Investment Management, Inc.
	American Century VP Balanced Fund (Class II)
	American Century VP Large Company Value Fund (Class II)

American Funds Insurance Series®, advised by Capital Research and Management Company
	Global Growth Fund (Class 2)
	Global Small Capitalization Fund (Class 2)
	Growth Fund (Class 2)
	Growth-Income Fund (Class 2)
	International Fund (Class 2)

BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
	BlackRock Global Allocation V.I. Fund (Class III)

Delaware VIP® Trust, advised by Delaware Management Company
	Diversified Income Series (Service Class)
	Emerging Markets Series (Service Class)
	High Yield Series (Service Class)
	Limited-Term Diversified Income Series (Service Class)
	REIT Series (Service Class)
	Small Cap Value Series (Service Class)
	Smid Cap Core Series (Service Class)
	U.S. Growth Series (Service Class)
	Value Series (Service Class)

Deutsche Variable Series II, advised by Deutsche Investment Management Americas, Inc.
	DWS Alternative Asset Allocation VIP Portfolio (Class B)

Fidelity® Variable Insurance Products, advised by Fidelity Management and Research Company
	Contrafund® Portfolio (Service Class 2)
	FundsManager® 50% Portfolio (Service Class 2)
	Growth Portfolio (Service Class 2)
	Mid Cap Portfolio (Service Class 2)

First Trust Variable Insurance Trust, advised by First Trust Advisers, L.P.
	Dow/Jones Dividend & Income Allocation Portfolio (Class I)

Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund and the Templeton Global Bond VIP Fund, and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.
	Franklin Income VIP Fund (Class 2)
	Franklin Mutual Shares VIP Fund (Class 2)
	Templeton Global Bond VIP Fund (Class 2)

Goldman Sachs Variable Insurance Trust, advised by Goldman Sachs Asset Management, L.P.
	Goldman Sachs VIT Large Cap Value Fund (Service Class)

JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
	JPMorgan Insurance Trust Global Allocation Portfolio (Class II)
	JPMorgan Insurance Trust Core Bond Portfolio (Class 2)

Legg Mason Partners Variable Equity Trust, advised by Legg Mason Partners Fund Advisor, LLC.
	ClearBridge Variable Large Cap Growth Portfolio (Class II)
	QS Variable Conservative Growth (Class II)

Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
	LVIP American Century Select Mid Cap Managed Volatility Fund (Service Class)
	LVIP Baron Growth Opportunities Fund (Service Class)
	LVIP BlackRock Dividend Value Managed Volatility Fund (Service Class)
	LVIP BlackRock Global Allocation V.I. Managed Risk Fund (Service Class)
	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (Service Class)
	LVIP BlackRock Real Estate Fund (Service Class)
	LVIP BlackRock Inflation Protected Bond Fund (Service Class)
	LVIP BlackRock Scientific Allocation Fund (Service Class)
	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (Service Class)
	LVIP Blended Large Cap Growth Managed Volatility Fund (Service Class)
	LVIP Blended Mid Cap Managed Volatility Fund (Service Class)
	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund (Service Class)
	LVIP ClearBridge Large Cap Managed Volatility Fund (Service Class)
	LVIP Delaware Bond Fund (Service Class)
	LVIP Delaware Diversified Floating Rate Fund (Service Class)
	LVIP Delaware Social Awareness Fund (Service Class)
	LVIP Delaware Special Opportunities Fund (Service Class)
	LVIP Delaware Wealth Builder Fund (Service Class)
	LVIP Dimensional International Core Equity Fund (Service Class)
	LVIP Dimensional International Equity Managed Volatility Fund (Service Class)
	LVIP Dimensional U.S. Core Equity 1 Fund (Service Class)
	LVIP Dimensional U.S. Core Equity 2 Fund (Service Class)
	LVIP Dimensional U.S. Equity Managed Volatility Fund (Service Class)
	LVIP Dimensional/Vanguard Total Bond Fund (Service Class)
	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Service Class)
	LVIP Franklin Templeton Value Managed Volatility Fund (Service Class)
	LVIP Franklin Templeton Multi-Asset Opportunities Fund (Service Class)
	LVIP Global Conservative Allocation Managed Risk Fund (Service Class)
	LVIP Global Growth Allocation Managed Risk Fund (Service Class)
	LVIP Global Income Fund (Service Class)
	LVIP Global Moderate Allocation Managed Risk Fund (Service Class)
	LVIP Goldman Sachs Income Builder Fund (Service Class)
	LVIP Government Money Market Fund (Service Class)
	LVIP Invesco Diversified Equity-Income Managed Volatility Fund (Service Class)
	LVIP Invesco Select Equity Income Managed Volatility Fund (Service Class)
	LVIP JPMorgan High Yield Fund (Service Class)
	LVIP JPMorgan Retirement Income Fund (Service Class)
	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Service Class)
	LVIP MFS International Equity Managed Volatility Fund (Service Class)
	LVIP MFS International Growth Fund (Service Class)
	LVIP MFS Value Fund (Service Class)
	LVIP Mondrian International Value Fund (Service Class)
	LVIP Multi-Manager Global Equity Managed Volatility Fund (Service Class)
	LVIP PIMCO Low Duration Bond Fund (Service Class)
	LVIP Select Core Equity Managed Volatility Fund (Service Class)
	LVIP SSGA Bond Index Fund (Service Class)
	LVIP SSGA Conservative Index Allocation Fund (Service Class)
	LVIP SSGA Conservative Structured Allocation Fund (Service Class)
	LVIP SSGA Developed International 150 Fund (Service Class)
	LVIP SSGA Emerging Markets 100 Fund (Service Class)
	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Service Class)
	LVIP SSGA International Index Fund (Service Class)
	LVIP SSGA International Managed Volatility Fund (Service Class)
	LVIP SSGA Large Cap 100 Fund (Service Class)
	LVIP SSGA Large Cap Managed Volatility Fund (Service Class)
	LVIP SSGA Mid-Cap Index Fund (Service Class)
	LVIP SSGA Moderate Index Allocation Fund (Service Class)
	LVIP SSGA Moderate Structured Allocation Fund (Service Class)
	LVIP SSGA Moderately Aggressive Index Allocation Fund (Service Class)
	LVIP SSGA Moderately Aggressive Structured Allocation Fund (Service Class)
	LVIP SSGA Short-Term Bond Index Fund (Service Class)
	LVIP SSGA Small-Cap Index Fund (Service Class)
	LVIP SSGA Small-Mid Cap 200 Fund (Service Class)
	LVIP SSGA S&P 500 Index Fund (Service Class)
	LVIP SSGA SMID Cap Managed Volatility Fund (Service Class)
	LVIP T. Rowe Price 2010 Fund (Service Class)
	LVIP T. Rowe Price 2020 Fund (Service Class)
	LVIP T. Rowe Price 2030 Fund (Service Class)
	LVIP T. Rowe Price 2040 Fund (Service Class)
	LVIP T. Rowe Price Growth Stock Fund (Service Class)
	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service Class)
	LVIP U.S. Growth Allocation Managed Risk Fund (Service Class)
	LVIP Vanguard Domestic Equity ETF Fund (Service Class)
	LVIP Vanguard International Equity ETF Fund (Service Class)
	LVIP Wellington Capital Growth Fund (Service Class)
	LVIP Wellington Mid-Cap Value Fund (Service Class)
	LVIP Western Asset Core Bond Fund (Service Class)

Lord Abbett Series Fund, Inc., advised by Lord, Abbett & Co., LLC
	Lord Abbett Fundamental Equity Portfolio (Class VC)

MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
	MFS® VIT Growth Series (Service Class)
	MFS® VIT Total Return Series (Service Class)
	MFS® VIT Utilities Series (Service Class)

Oppenheimer Variable Account Funds, advised by Oppenheimer Funds, Inc.
	Oppenheimer Global Fund/VA (Service Shares)

Putnam Variable Trust, advised by Putnam Investment Management, LLC
	Putman VT George Putnam Balanced Fund (Class IB)

Asset Allocation Investment Models

Lincoln SSGA Conservative Index Model
Investment objective: High level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively.
Investment strategy: The model is composed of specified underlying sub-accounts representing a target allocation of approximately40% in three equity sub-accounts and 60% in one fixed income sub-account.

Lincoln SSGA Moderate Index Model
Investment objective:  High level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively.
Investment strategy: The model is composed of specified underlying sub-accounts representing a target allocation of approximately 60% in three equity sub-accounts and 40% in one fixed income sub-account.

Lincoln SSGA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSGA Moderately Aggressive Index Model)
Investment objective: High level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively.
Investment strategy: The model is composed of specified underlying sub-accounts representing a target allocation of approximately 80% in three equity sub-accounts and 20% in one fixed income sub-account.

Lincoln SSGA Moderately Aggressive Index Model
Investment objective: High level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively.
Investment strategy: The model is composed of specified underlying sub-accounts representing a target allocation of approximately 70% in three equity sub-accounts and 30% in one fixed income sub-account.

Lincoln SSGA Structured Conservative Model
Investment objective: High level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules based strategies with an emphasis placed on value oriented stocks.
Investment strategy: The model is composed of specified underlying sub-accounts representing a target allocation of approximately 40% in seven equity sub-accounts and 60% in one fixed income sub-account.

Lincoln SSGA Structured Moderate Model
Investment objective: High level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules based strategies with an emphasis placed on value oriented stocks.
Investment strategy: The model is composed of specified underlying sub-accounts representing a target allocation of approximately 60% in seven equity sub-accounts and 40% in one fixed income sub-account.

Lincoln SSGA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSGA Structured Moderately Aggressive Model)
Investment objective: High level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules based strategies with an emphasis placed on value oriented stocks.
Investment strategy: The model is composed of specified underlying sub-accounts representing a target allocation of approximately 80% in seven equity sub-accounts and 20% in one fixed income sub-account.

Lincoln SSGA Structured Moderately Aggressive Model
Investment objective: High level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules based strategies with an emphasis placed on value oriented stocks.
Investment strategy: The model is composed of specified underlying sub-accounts representing a target allocation of approximately 70% in seven equity sub-accounts and 30% in one fixed income sub-account.

ChoicePlus - Investment Requirements - Option 1

Contract owners who have elected the Lincoln SmartSecurity® Advantage will be subject to the following requirements on variable sub-account investments.

Investment Requirements will be enforced as of June 30, 2009. Note: It is acknowledged and understood that an initial notification was sent to contract owners in their first quarter statements and in the May 1, 2009 product prospectus. The decision to enforce these Investment Requirements is based on the sub-account investments of the contract owners who have these riders and market conditions.

No more than 35% of the contract value can be invested in the following sub-accounts ("limited sub-accounts"):

	AB VPS Global Thematic Growth Portfolio
	AB VPS Small/Mid Cap Value Portfolio
	American Funds Global Growth Fund
	American Funds Global Small Capitalization Fund
	American Funds International Fund
	Delaware VIP® Emerging Markets Series
	Delaware VIP® High Yield Series
	Delaware VIP® REIT Series
	Delaware VIP® Small Cap Value Series
	Delaware VIP® Smid Cap Core Series
	Fidelity® VIP Mid Cap Portfolio
	Franklin Income VIP Fund
	Franklin Mutual Shares VIP Fund
	Invesco V.I. International Growth Fund
	JPMorgan Insurance Trust Global Allocation Portfolio
	Lord Abbett Fundamental Equity Portfolio
	LVIP Baron Growth Opportunities Fund
	LVIP BlackRock Global Real Estate Fund
	LVIP Blended Mid Cap Managed Volatility Fund
	LVIP Delaware Special Opportunities Fund
	LVIP Dimensional International Equity Managed Volatility Fund
	LVIP Franklin Templeton Global Equity Managed Volatility Fund
	LVIP JPMorgan High Yield Fund
	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
	LVIP MFS International Growth Fund
	LVIP Mondrian International Value Fund
	LVIP Multi-Manager Global Equity Managed Volatility Fund
	LVIP SSGA Developed International 150 Fund
	LVIP SSGA Emerging Markets 100 Fund
	LVIP SSGA International Index Fund
	LVIP SSGA Small-Cap Index Fund
	LVIP SSGA Small-Mid Cap 200 Fund
	LVIP T. Rowe Price 2040 Fund
	LVIP T. Rowe Price Structured Mid-Cap Growth Fund
	LVIP Vanguard International Equity ETF Fund
	LVIP Wellington Mid-Cap Value Fund
	MFS® VIT Growth Series
	MFS® VIT Utilities Series
	Oppenheimer Global Fund

All other variable sub-accounts will be referred to as "non-limited sub-accounts" except DWS Alternative Asset Allocation VIP Portfolio, which is unavailable.

ChoicePlus - Investment Requirements - Option 3

The total investment for all sub-accounts within the group must comply with the specified minimum or maximum percentages for that group.

At this time, the sub-account groups are as follows:

Group 1
Investments must be at least 30% of contract value
	Delaware VIP® Diversified Income Series
	Delaware VIP® Limited-Term Diversified Income Series
	JPMorgan Insurance Trust Core Bond Portfolio
	LVIP BlackRock Inflation Protected Bond Fund
	LVIP Delaware Bond Fund
	LVIP Delaware Diversified Floating Rate Fund
	LVIP Dimensional/Vanguard Total Bond Fund
	LVIP Global Income Fund
	LVIP PIMCO Low Duration Bond Fund
	LVIP SSGA Bond Index Fund
	LVIP SSGA Short-Term Bond Index Fund
	LVIP Western Asset Core Bond Fund

Group 2
Investments cannot exceed 70% of contract value
All other funds except as described below.

Group 3
Investments cannot exceed 10% of contract value
	AB VPS Global Thematic Growth Portfolio
	Delaware VIP® Emerging Markets Series
	Delaware VIP® REIT Series
	DWS Alternative Asset Allocation VIP Portfolio
	LVIP BlackRock Global Real Estate Fund
	LVIP SSGA Emerging Markets 100 Fund
	MFS® VIT Utilities Series

To satisfy these Investment Requirements, 100% of the contract value may be allocated among the following funds:
	ALPS/Stadion Core ETF Portfolio
	American Century VP Balanced Fund
	BlackRock Global Allocation V.I. Fund
	Delaware VIP® Diversified Income Series
	Delaware VIP® Limited-Term Diversified Income Series
	Fidelity® VIP FundsManager® 50% Portfolio
	First Trust/Dow Jones Dividend & Income Allocation Portfolio
	Franklin Income VIP Fund
	JPMorgan Insurance Trust Core Bond Portfolio
	Lincoln SSgA Conservative Index Model
	Lincoln SSgA Moderate Index Model
	Lincoln SSgA Moderately Aggressive Index Model
	Lincoln SSgA Structured Conservative Model
	Lincoln SSgA Structured Moderate Model
	Lincoln SSgA Structured Moderately Aggressive Model
	LVIP BlackRock Global Allocation V.I. Managed Risk Fund
	LVIP BlackRock Inflation Protected Bond Fund
	LVIP BlackRock Scientific Allocation Fund
	LVIP Delaware Bond Fund
	LVIP Delaware Diversified Floating Rate Fund
	LVIP Delaware Wealth Builder Fund
	LVIP Dimensional/Vanguard Total Bond Fund
	LVIP Franklin Templeton Multi-Asset Opportunities Fund
	LVIP Global Conservative Allocation Managed Risk Fund
	LVIP Global Growth Allocation Managed Risk Fund
	LVIP Global Income Fund
	LVIP Global Moderate Allocation Managed Risk Fund
	LVIP Goldman Sachs Income Builder Fund
	LVIP JPMorgan Retirement Income Fund
	LVIP PIMCO Low Duration Bond Fund
	LVIP SSGA Bond Index Fund
	LVIP SSGA Conservative Index Allocation Fund
	LVIP SSGA Conservative Structured Allocation Fund
	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
	LVIP SSGA Moderate Index Allocation Fund
	LVIP SSGA Moderate Structured Allocation Fund
	LVIP SSGA Moderately Aggressive Index Allocation Fund
	LVIP SSGA Moderately Aggressive Structured Allocation Fund
	LVIP SSGA Short-Term Bond Index Fund
	LVIP T. Rowe Price 2010 Fund
	LVIP T. Rowe Price 2020 Fund
	LVIP T. Rowe Price 2030 Fund
	LVIP T. Rowe Price 2040 Fund
	LVIP U.S. Growth Allocation Managed Risk Fund
	LVIP Western Asset Core Bond Fund
	MFS® VIT Total Return Series
	Putnam VT George Putnam Balanced Fund
	QS Variable Conservative Growth

If less than 100% of contract value is allocated to or among these funds, they will be considered as part of Group 2 above and will be subject to the Group 2 restrictions.

The following funds are not available:
	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

The fixed account is only available for dollar cost averaging. To satisfy these Investment Requirements, contract value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model.